Exhibit 32.1 /32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission (the “Report”) by IC Punch Media, Inc. (the “Registrant”), I, Steven Samblis, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

Date: April 15, 2013

/s/ Steven Samblis

________________________

Steven Samblis

Chief Executive Officer,

Chief Financial Officer